SECOND MODIFICATION TO LOAN AND SECURITY AGREEMENT

This **Second Modification to Loan and Security Agreement** (this "Modification") is entered into by and between **DecisionPoint Systems, Inc., a(n) Delaware corporation, DecisionPoint Systems International, Inc., a(n) Delaware corporation, DecisionPoint Systems Group, Inc., a(n) Delaware corporation, decisionpoint systems CA, Inc., a(n) California corporation, decisionpoint systems CT, Inc., a(n) Connecticut corporation and ROYCE DIGITAL SYSTEMS, INC., a(n) California corporation** (individually and collectively, the "Borrower") and **Pacific Western Bank dba Pacific Western Business Finance**, a California state-chartered bank ("Lender") as of this **4th day of August, 2020**, at **Campbell, California**.

RECITALS

A. Lender and Borrower have previously entered into or are concurrently herewith entering into a **Loan and Security Agreement** (the "Agreement") dated **August 11, 2016**.

B. Lender and Borrower may have previously executed one or more Modifications to **Loan and Security Agreement** (the "Previous Modification(s)").

C. Borrower has requested, and Lender has agreed, to modify the Agreement as set forth below.

AGREEMENT

For good and valuable consideration, the parties agree as set forth below:

1. Incorporation by Reference. The Agreement and the Previous Modification(s), if any, as modified hereby and the Recitals are incorporated herein by this reference.

2. Borrowing Authority. The **Borrowing Resolution and Incumbency Certification** attached hereto as **Exhibit A** and incorporated herein by this reference remains in full force and effect and no change in Borrower's officers or signing authority has occurred.

3. Effective Date. The terms of this Modification shall be in full force and effect as of **August 12, 2020**.

4. Modification to Agreement. The Agreement is hereby modified as follows:

a. The following Section(s) is(are) hereby amended and restated in its(their) entirety as set forth below:

6.1 Basic Term. This Agreement will be effective through and including September 12, 2020, unless Borrower shall have given the Lender written notice of its intention to terminate (a "Termination Notice") at least thirty (30) days prior to September 12, 2020, whereupon this Agreement shall terminate as of the date fixed in the Termination Notice. Notwithstanding any contrary provisions herein, Lender reserves the right to terminate this Agreement at its sole discretion upon giving thirty (30) days' prior written notice to Borrower pursuant to provisions of Section 15 hereof.

9.25 Fixed Charge Coverage Ratio. Intentionally Blank

5. Fee. At the time of execution of the Modification, Borrower agrees to pay a loan fee in the amount of **Three Thousand Twenty and 83/100 Dollars ($3,020.83)**, in connection herewith.

6. Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

7. Counterparts. This Modification may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single original.

8. Electronic Signature. This Modification, or a signature page thereto intended to be attached to a copy of this Modification, signed and transmitted by facsimile machine, telecopier or other electronic means (including via transmittal of a "pdf" file) shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed the facsimile, telecopy of other electronic document. No party hereto may raise the use of a facsimile machine, telecopier or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier or other electronic means as a defense to the enforcement of this Modification.

9. Integration. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

10. Choice of Law; Venue; JURY TRIAL WAIVER. The terms and provisions of Sections 16 (titled "Choice of Law"), 17 (titled "Venue") and 18 (titled "JURY TRIAL WAIVER") of the Agreement shall apply in all respects to this Modification, and the same are incorporated herein by this reference

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this **Second** Modification to **Loan and Security Agreement** as of the date first set forth above.

Pacific Western Bank

By: Jugdeep Nijjar
Its: Senior Vice President

DecisionPoint Systems, Inc.

By: Steven Smith
Its: CEO

DecisionPoint Systems International, Inc.

By: Steven Smith
Its: CEO

DecisionPoint Systems Group, Inc.

By: Steven Smith
Its: CEO

decisionpoint systems CA, Inc.

By: Steven Smith
Its: CEO

decisionpoint systems CT, Inc.

By: Steven Smith
Its: CEO

ROYCE DIGITAL SYSTEMS, INC.

By: Steven Smith
Its: CEO

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature	[signature]	Name	**Steven Smith**	Title	**CEO**
Signature	[signature]	Name	**Melinda Wohl**	Title	**VP - Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **ROYCE DIGITAL SYSTEMS, INC.,** a(n) **California corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc.,** a(n) **Delaware corporation, DecisionPoint Systems International, Inc.,** a(n) **Delaware corporation, DecisionPoint Systems Group, Inc.,** a(n) **Delaware corporation decisionpoint systems CA, Inc.,** a(n) **California corporation** and **decisionpoint systems CT, Inc.,** a(n) **Connecticut corporation,** to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance,** a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

EXHIBIT A

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments, and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that if two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligation incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidences of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of **Royce Digital Systems, Inc.**, a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

EXHIBIT A

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

Dated as of: ~~May~~ June 18, 2018, at ~~Campbell,~~ Irvine, California.

Place Corporate Seal Below: none
(if none so state here)

Melinda Wohl, as Secretary of
ROYCE DIGITAL SYSTEMS, INC.

The Above Statements Are Correct. N/A
Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of Orange

On 06/18/18 before me, Cesar Andres Ocampo-Velandia, Notary,
(insert name and title of the officer)

personally appeared Melinda Wohl,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Signature (Seal)

CESAR ANDRES OCAMPO-VELANDIA
COMM. # 2239811
NOTARY PUBLIC - CALIFORNIA
ORANGE COUNTY
MY COMM. EXP. APR. 26, 2022

CAcbr (rev. 05.06.2015m sf)

Page 3 of 3

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature		Name	**Steven Smith**	Title	**CEO**
Signature	Melinda Wohl	Name	**Melinda Wohl**	Title	**VP - Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **DecisionPoint Systems, Inc.**, a(n) **Delaware corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems International, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems Group, Inc.**, a(n) **Delaware corporation, decisionpoint systems CA, Inc.**, a(n) **California corporation, decisionpoint systems CT, Inc.**, a(n) **Connecticut corporation and ROYCE DIGITAL SYSTEMS, INC.** a(n) **California corporation**, to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature [signature]	Name **Steven Smith**	Title **CEO**
Signature ________	Name **Melinda Wohl**	Title **VP - Finance**
Signature ________	Name ________	Title ________

(hereinafter sometimes referred to, whether one or more, as "said officers") of **DecisionPoint Systems, Inc.**, a(n) **Delaware corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems International, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems Group, Inc.**, a(n) **Delaware corporation, decisionpoint systems CA, Inc.**, a(n) **California corporation, decisionpoint systems CT, Inc.**, a(n) **Connecticut corporation and ROYCE DIGITAL SYSTEMS, INC.** a(n) **California corporation**, to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and

EXHIBIT A

in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments, and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that if two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligation incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidences of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of **DecisionPoint Systems, Inc.**, a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

Dated as of: June 14, 2018, at Campbell, California.

Place Corporate Seal Below: (if none so state here)

DECISIONPOINT SYSTEMS, INC. CORPORATE SEAL 2011 DELAWARE

[signature]
Melinda Wohl
as Secretary of **DecisionPoint Systems, Inc.**

The Above Statements Are Correct: N/A
Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature	[signature]	Name	**Steven Smith**	Title	**CEO**
Signature		Name	**Melinda Wohl**	Title	**VP - Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **DecisionPoint Systems International, Inc., a(n) Delaware corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc., a(n) Delaware corporation, DecisionPoint Systems Group, Inc., a(n) Delaware corporation, decisionpoint systems CA, Inc., a(n) California corporation, decisionpoint systems CT, Inc., a(n) Connecticut corporation and ROYCE DIGITAL SYSTEMS, INC., a(n) California corporation** to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature		Name	**Steven Smith**	Title	**CEO**
Signature	Melinda Wohl	Name	**Melinda Wohl**	Title	**VP - Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **DecisionPoint Systems International, Inc.**, a(n) **Delaware corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems Group, Inc.**, a(n) **Delaware corporation, decisionpoint systems CA, Inc.**, a(n) **California corporation, decisionpoint systems CT, Inc.**, a(n) **Connecticut corporation and ROYCE DIGITAL SYSTEMS, INC.**, a(n) **California corporation** to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance,** a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and

EXHIBIT A

in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments, and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that if two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligation incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidences of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of **DecisionPoint Systems International, Inc.**, a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

Dated as of: June 14, 2018, at Campbell, California.

Place Corporate Seal Below (if none so state here)

DECISIONPOINT SYSTEMS, INC. CORPORATE SEAL 2011 DELAWARE

Melinda Wohl, as Secretary of
DecisionPoint Systems International, Inc.

The Above Statements Are Correct. N/A
Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature		Name	**Steven Smith**	Title	**CEO**
Signature	/s/ Melinda Wohl	Name	**Melinda Wohl**	Title	**VP-Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **DecisionPoint Systems Group, Inc.**, a(n) **Delaware corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems International, Inc.**, a(n) **Delaware corporation, decisionpoint systems CA, Inc.**, a(n) **California corporation, decisionpoint systems CT, Inc.**, a(n) **Connecticut corporation and ROYCE DIGITAL SYSTEMS, INC.**, a(n) **California corporation** to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature	[signature]	Name	**Steven Smith**	Title	**CEO**
Signature		Name	**Melinda Wohl**	Title	**VP-Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **DecisionPoint Systems Group, Inc.**, a(n) **Delaware corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems International, Inc.**, a(n) **Delaware corporation, decisionpoint systems CA, Inc.**, a(n) **California corporation, decisionpoint systems CT, Inc.**, a(n) **Connecticut corporation and ROYCE DIGITAL SYSTEMS, INC.**, a(n) **California corporation** to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and

EXHIBIT A

in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments, and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that if two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligation incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidences of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of **DecisionPoint Systems Group, Inc.**, a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

Dated as of: **June 14, 2018, at Campbell, California.**

Place Corporate Seal Below (or state here) — DECISIONPOINT SYSTEMS, INC. CORPORATE SEAL 2011 DELAWARE

[signature]
Melinda Wohl, as Secretary of
DecisionPoint Systems Group, Inc.

The Above Statements Are Correct ______ N/A
Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature		Name	**Steven Smith**	Title	**CEO**
Signature	Melinda Wohl	Name	**Melinda Wohl**	Title	**VP-Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **decisionpoint systems CA, Inc.**, a(n) **California corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems International, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems Group, Inc.**, a(n) **Delaware corporation, decisionpoint systems CT, Inc.**, a(n) **Connecticut corporation** and **ROYCE DIGITAL SYSTEMS, INC.**, a(n) **California corporation** to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature	[signature]	Name	**Steven Smith**	Title	**CEO**
Signature		Name	**Melinda Wohl**	Title	**VP-Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **decisionpoint systems CA, Inc.,** a(n) **California corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc.,** a(n) **Delaware corporation, DecisionPoint Systems International, Inc.,** a(n) **Delaware corporation, DecisionPoint Systems Group, Inc.,** a(n) **Delaware corporation, decisionpoint systems CT, Inc.,** a(n) **Connecticut corporation** and **ROYCE DIGITAL SYSTEMS, INC.,** a(n) **California corporation** to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance,** a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and

EXHIBIT A

each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments, and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that if two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligation incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidences of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of **decisionpoint systems CA, Inc.**, a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

Dated as of: **June 14, 2018, at Campbell, California.**

Place Corporate Seal Below (If none so state here)

DECISIONPOINT SYSTEMS, INC. CORPORATE SEAL 2011 DELAWARE

Melinda Wohl

Melinda Wohl, as Secretary of
decisionpoint systems CA, Inc.

The Above Statements Are Correct N/A

Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature		Name	**Steven Smith**	Title	**CEO**
Signature	Melinda Wohl	Name	**Melinda Wohl**	Title	**VP-Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **decisionpoint systems CT, Inc.**, a(n) **Connecticut corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc.**, a(n) **Delaware corporation**, **DecisionPoint Systems International, Inc.**, a(n) **Delaware corporation**, **DecisionPoint Systems Group, Inc.**, a(n) **Delaware corporation**, **decisionpoint systems CA, Inc.**, a(n) **California corporation** and **ROYCE DIGITAL SYSTEMS, INC.**, a(n) **California corporation**, to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature	[signature]	Name	**Steven Smith**	Title	**CEO**
Signature		Name	**Melinda Wohl**	Title	**VP-Finance**
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **decisionpoint systems CT, Inc.**, a(n) **Connecticut corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a co-borrower with **DecisionPoint Systems, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems International, Inc.**, a(n) **Delaware corporation, DecisionPoint Systems Group, Inc.**, a(n) **Delaware corporation, decisionpoint systems CA, Inc.**, a(n) **California corporation and ROYCE DIGITAL SYSTEMS, INC.**, a(n) **California corporation**, to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and

EXHIBIT A

each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments, and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that if two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligation incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidences of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of **decisionpoint systems CT, Inc.**, a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

Dated as of: **June 14, 2018, at Campbell, California.**

Place Corporate Seal Below (if none so state here)

DECISIONPOINT SYSTEMS, INC. CORPORATE SEAL 2011 DELAWARE

Melinda Wohl, as Secretary of
decisionpoint systems CT, Inc.

The Above Statements Are Correct.

N/A
Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

CAcbr (rev. 05.06 2015m sf) Page 2 of 2